UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2015

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia	23607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 380-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 2, 2015, Huntington Ingalls Industries, Inc. (the “Company”) announced the pricing of $600 million aggregate principal amount of 5.000% Senior Notes due 2025 (the “Notes”) at a price of 100% of the par value of the Notes. The Company intends to use the net proceeds from the sale of the Notes, together with cash on hand, to purchase $600 million aggregate principal amount of the Company’s outstanding 7.125% Senior Notes due 2021 (the “2021 Notes”) in its previously announced tender offer and consent solicitation for the 2021 Notes and, if needed, redeem any untendered portion of the 2021 Notes. The sale of the Notes is expected to close on November 17, 2015. A press release issued pursuant to Rule 135c under the Securities Act of 1933, as amended, regarding the pricing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statements in this Current Report on Form 8-K, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: the failure to complete the sale of the Notes; the failure to consummate the tender offer and consent solicitation; changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Press release dated November 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

By:	/s/ Charles R. Monroe, Jr.
	Name:	Charles R. Monroe, Jr.
	Title:	Corporate Vice President, Associate General Counsel and Secretary

Date: November 2, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated November 2, 2015